                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Southwest Water Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Southwest Water Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                                Proxy Statement

                                 April 7, 2000



                                                  [LOGO] Southwest Water Company

YOUR VOTE IS IMPORTANT

If you were a Stockholder of Southwest Water Company as of March 31, 2000, you are eligible to vote on the proposals described in this Proxy Statement. Depending on how your shares are registered, as described below, please use one of the following voting procedures:

          (1) If your securities are registered in your name with our transfer agent, ChaseMellon Shareholder Services, you have two ways that you can vote:

              . By Telephone: Call the toll-free telephone number on your proxy card to vote (1-800-840-1208).
              . By Mail: Mark, sign, date and mail your proxy card to our transfer agent, ChaseMellon Shareholder Services, in the enclosed postage-paid envelope.

          (2) If your shares are not held in your name with our transfer agent, they are held for you by a bank, broker or other agency. You will receive voting instructions directly from that agency, along with your proxy materials.

ELIMINATE DUPLICATE MAILINGS

If you are a Stockholder with your stock recorded in your name with our transfer agent and have more than one account in your name, or live at the same address as other stockholders who have stock recorded with our transfer agent, you may authorize us to discontinue multiple mailings. To discontinue multiple mailings, mark the box on the appropriate proxy card(s).

                            SOUTHWEST WATER COMPANY
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:                                      Tuesday, May 23, 2000, at 10:00 a.m., Pacific time
============================================================================================================================
PLACE:                                              Hotel Inter-Continental
                                                    251 South Olive Street, Los Angeles, California
============================================================================================================================
ITEMS OF BUSINESS:                                  (1)  Elect three members of the Board of Directors for three-year terms.
                                                    (2)  Approve the Amended and Restated Stock Option Plan for Non-Employee
                                                         Directors, including increasing the number of authorized and available shares by 120,000 and increasing the automatic annual and initial grant level to 5,000 shares, all as described on Page 19.
                                                    (3)  Approve the Second Amended and Restated Stock Option Plan, including increasing the number of authorized and available shares by 750,000 shares, providing for a 150,000 share annual award limit and adding certain non-
                                                         employee consultants as potential optionees, all as described on Page 22.
                                                    (4)  Ratify the appointment of KPMG LLP as our independent auditors for fiscal year 2000.
                                                    (5)  Transact other business as may properly come before the Annual
                                                         Meeting and any adjournment or postponement.
============================================================================================================================
RECORD DATE:                                        You can vote if you owned Southwest Water Company stock on March 31,
                                                    2000.
============================================================================================================================
ANNUAL REPORT AND FORM 10-K:                        Our 1999 Annual Report and Form 10-K, which are not a part of the proxy soliciting material, are enclosed.
============================================================================================================================
PROXY VOTING:                                       It is important that your shares be represented and voted so that we can have a valid meeting. Please vote in one of two ways:
                                                    (1) Use the toll-free telephone number shown on the enclosed proxy card, (1-800-840-1208) OR
                                                    (2) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.
                                                        Your proxy may be revoked or changed at any time prior to the Annual
                                                        Meeting by submitting a new, later-dated proxy card.
============================================================================================================================
                                                    Peter J. Moerbeek
April 7, 2000                                       Secretary
============================================================================================================================

                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                         Page
PROXY STATEMENT
    Proxy Delivery.......................................................   1
    Annual Meeting Admission.............................................   1
    Stockholders Entitled to Vote........................................   1
    Proxies..............................................................   1
    Vote by Telephone....................................................   1
    Vote by Mail.........................................................   1
    Voting at the Annual Meeting.........................................   2
    Voting on Other Matters..............................................   2
    List of Stockholders.................................................   2
    Quorum...............................................................   2
    Required Vote for Passage............................................   2
    Cost of Proxy Distribution and Solicitation..........................   2
    Section 16(a) Beneficial Ownership Reporting Compliance..............   2

GOVERNANCE OF THE COMPANY
    Our Corporate Governance Principles..................................   3
    Board and Committee Membership and Information.......................   4
    Compensation Committee Interlocks....................................   5
    Compensation of Directors - Fees and Benefit Plans for
     Non-Employee Directors..............................................   5
    Beneficial Ownership of the Company's Securities.....................   7
    Comparison of the Cumulative Total Return on the
     Company's Common Stock to Certain Industry Standards................   8
    Related Transactions.................................................   9

EXECUTIVE COMPENSATION
    Summary Compensation Table for Executive Officers Who Are Not
     Directors...........................................................  10
    Executive Officers' Severance Compensation Agreements................  11
    Option Grants to Named Executive Officers in 1999....................  12
    Option Exercises in 1999 and Year-End Option Values..................  13
    Retirement Benefits..................................................  13
    Report of the Compensation Committee of the Board of Directors.......  15

ITEM 1 - ELECTION OF DIRECTORS
    Nominees for Directors Whose Terms Expire in 2000....................  17
    Directors Whose Terms Expire in 2001.................................  18
    Directors Whose Terms Expire in 2002.................................  18
    Executive Officers Who Are Not Directors.............................  18

ITEM 2 - APPROVAL OF CHANGES TO THE DIRECTORS' STOCK OPTION PLAN.........  19

ITEM 3 - APPROVAL OF CHANGES TO THE EMPLOYEE STOCK OPTION PLAN...........  22

ITEM 4 - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS...........  25

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS...............  26

(LOGO)    Southwest Water Company "A Water Management Company"
          225 North Barranca Avenue, Suite 200
          West Covina, California 91791-1605
          Telephone: (626) 915-1551 - Fax: (626) 915-1558
          e-mail: swwc@southwestwater.com
          www.southwestwater.com
          ----------------------

                               PROXY STATEMENT
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Proxy Delivery                                           to five votes per share on matters properly brought
     These proxy materials are delivered in connection   before the Annual Meeting.  The combined total number
with the solicitation by the Board of Directors of       of votes eligible to vote is 6,516,814.
Southwest Water Company, a Delaware corporation,
("Southwest Water," the "Company," "we" or "us"),        Proxies
of proxies to be voted at our 2000 Annual Meeting             Your vote is important so we can have a valid meeting.
of Stockholders and at any adjournment or                The proxy card that accompanies this proxy statement
postponement of that meeting.                            will give you voting instructions.  Please review the
                                                         enclosed proxy materials and vote as soon as possible.
     You are invited to attend our Annual Meeting of
Stockholders (the "Annual Meeting") on May 23,                Proxies may be changed or revoked at any time before
2000, beginning at 10:00 a.m., Pacific time.  The        the Annual Meeting by:
Annual Meeting will be held at the Hotel                 (1)  written notice to the Secretary of the Company,
Inter-Continental, 251 South Olive Street, Los           (2)  timely delivery of a valid, later-dated proxy, or
Angeles, California.                                     (3)  voting by ballot at the Annual Meeting.
                                                              You can save us the expense of a second mailing by
     This Proxy Statement, form of proxy and voting      voting promptly.  Choose one of the following voting
instructions are being mailed on or about April 7,       methods to cast your vote, unless you are instructed
2000.                                                    differently:

Annual Meeting Admission                                 1.   Vote by Telephone
     If your shares are held in the name of a bank,                You can vote your shares by telephone by calling the
broker or other holder of record and you plan to              toll-free telephone number on your proxy card
attend the Annual Meeting, please obtain proof of             (1-800-840-1208).  Telephone voting is available 24
ownership, such as a current brokerage account                hours a day.  Have your proxy card with you when you
statement or certification from your broker.                  place your call.  Easy-to-follow voice prompts allow
Admission to the Annual Meeting depends on your               you to vote your shares and confirm that your
physical proof of ownership.  If your shares are              instructions have been properly recorded.  If you vote
registered with our transfer agent, they will                 by telephone, you do not need to return your proxy
provide your proof of ownership at the Annual                 card.
Meeting.
                                                         2.   Vote by Mail
Stockholders Entitled to Vote                                      If you choose to vote by mail, simply mark your proxy,
     Owners of Southwest Water Company common or              date and sign it, and return it in the postage-paid
preferred Series "A" stock at the close of business           envelope provided.  If your shares are registered with
on March 31, 2000, are entitled to receive this               our transfer agent, and if you wish to discontinue
notice and to vote their shares at the Annual                 future duplicate mailings, check the box provided on
Meeting.  As of that date, there were 6,465,109               the card.
shares of common stock outstanding and 10,341
shares of preferred Series "A" stock outstanding.
Common shares are entitled to one vote per share,
and preferred Series "A" shares are entitled
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Voting at the Annual Meeting                                         ITEM 2.  The favorable vote of a majority of the votes
     The method by which you vote a proxy now will not          cast is required to approve the Amended and Restated
limit your right to vote at the Annual Meeting if               Stock Option Plan for Non-Employee Directors.  Thus,
you later decide to attend in person.  If your                  abstentions and broker non-votes on this proposal will
shares are held in the name of a bank, broker or                not be counted as votes for or against the proposal.
other agency and you plan to attend the Annual
Meeting, please obtain proof of ownership, such as                   ITEM 3.  The favorable vote of a majority of the votes
a current brokerage account statement or                        cast is required to approve the Second Amended and
certification from your broker.                                 Restated Stock Option Plan.  Thus, abstentions and
                                                                broker non-votes on this proposal will not be counted
     All shares that have been properly voted - whether         as votes for or against the proposal.
by telephone or mail - and not revoked will be
voted at the Annual Meeting in accordance with your                  ITEM 4.  The favorable vote of a majority of the votes
instructions.  If you sign your proxy card but do               cast is required to ratify the appointment of KPMG
not give voting instructions, the shares                        LLP.  Thus, abstentions and broker non-votes on this
represented by your proxy will be voted as                      proposal will not be counted as votes for or against
recommended by the Board of Directors.                          the proposal.

Voting On Other Matters                                         Cost of Proxy Distribution and Solicitation
     If any other matters are properly presented for                 We will pay the expenses of distributing the proxy
consideration at the Annual Meeting, the persons                materials and soliciting proxies.  Proxies may be
named in the enclosed form of proxy will have the               solicited on our behalf by Directors, officers or
discretion to vote on those matters for you.  At                employees, in person or by telephone, electronic
the date of this proxy statement, we did not know               transmission or by facsimile transmission.
of any other matters to be raised at the Annual                 ChaseMellon Shareholder Services will distribute the
Meeting.                                                        proxy materials to our registered stockholders, and,
                                                                through a search process, obtain information to
List of Stockholders                                            distribute these materials to our beneficial holders.
     A list of stockholders who have shares registered in
their own name and are entitled to vote will be                 Section 16(a) Beneficial Ownership Reporting Compliance
available at the Annual Meeting.                                     Section 16(a) of the Securities Exchange Act of 1934
                                                                requires our Directors, executive officers and
Quorum                                                          beneficial owners of more than 10% of our common stock
     In order to carry on the business of the Annual            to file reports of holdings and transactions in
Meeting, there must be a quorum.  This means at                 Southwest Water shares with the SEC and the Nasdaq
least a majority of the outstanding shares entitled             Stock Market.  Based on our records and other
to vote (with each share of Preferred Stock                     information, we believe that in 1999 all of our
counting as five votes for every share owned for                Directors and executive officers met all applicable
purposes of the quorum) must be represented at the              SEC filing requirements.  Our records indicate that we
Annual Meeting, either by proxy or in person.                   do not have any beneficial owners of more than 10% of
Abstentions and "broker non-votes" will be counted              the Company's common stock.
as present and entitled to vote for purposes of
determining a quorum.  "Broker non-votes" are
shares held by a broker, which are represented at
the meeting, but as to which the broker is not
empowered to vote on a particular proposal.

Required Vote for Passage
    ITEM 1.  The three nominees receiving the most votes
will be elected as Directors.  Abstentions and broker
"non-votes" are not counted for purposes of the election
of Directors.
---------------------------------------------------------------------------------------------------------------------------------

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------
                      Our Corporate Governance Principles

Role and Composition of the Board of Directors

1. The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The Board selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and monitors its performance.

2. It is a policy of the Company that the Board consist of a majority of outside Directors and that the number of Directors not exceed a number that can function efficiently as a body. The Nominating Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Nominating Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, retirement or any other reason. Candidates are selected for their character, judgment, business experience and acumen. Final approval of a candidate is determined by the full Board. All Directors are expected to own the Company's stock. The Company's current Directors are listed below.

      Non-Employee Directors:  H. Frederick Christie, Monroe Harris,
      ----------------------   Donovan D. Huennekens, Richard Kelton,
                               Maureen A. Kindel and Richard G. Newman.


      Employee Director:       Anton C. Garnier, Chairman and CEO
      -----------------

3. The Chairman and CEO is responsible for establishing effective communications with the Company's stockholders, Board members and Company associates.
--------------------------------------------------------------------------------

                              Board and Committee
                           Membership and Information

   During 1999, the Board of Directors and Board Committees met a total of 19 times, either in person or by telephone conference call. In 1999, all of our Directors attended 85 percent or more of the meetings of the Board and Board committees on which they served. Committees of the Board are as follows:

---------------------------------------------------------------------------------------------------------------------------------
   The Audit Committee.  The members of the Audit Committee    .  Sets overall investment policy with respect to the
during 1999 were Mr. Kelton (Chair), Mr. Huennekens and           Company's short-term funds; and
Ms. Kindel. During 1999, this committee held three             .  Analyzes the effects of external economic conditions on
meetings.  Among its responsibilities, the Audit                  the Company's investment policy.
Committee:
 .  Recommends to the Board the appointment of the Company's       The Nominating Committee.  The members of the Nominating
   independent auditors for the ensuing year;                  Committee during 1999 were Mr. Newman (Chair) and Mr.
 .  Reviews with the independent auditors and management the    Harris.  During 1999, the Nominating Committee did not hold
   scope and results of the audit engagement and               a separate meeting outside the regular Board meetings where
   management's internal audit program;                        all Nominating Committee matters were discussed.  The
 .  Reviews the adequacy of the Company's internal control      functions of the Nominating Committee include:
   procedures and reviews the independence of the auditors;    .  Establishing criteria for the selection of nominees for
 .  Reviews with the outside auditors any questions or             election as directors;
   suggestions they may have relating to our internal          .  Reviewing the qualifications of and maintaining
   controls, accounting practices or procedures or those of       information concerning potential nominees;
   our subsidiaries; and                                       .  Making recommendations to the Board with respect to
 .  Reviews compliance with laws, regulations, and internal        nominees for election as directors at the Annual Meeting of
   procedures, contingent liabilities and risks that may be       Stockholders;
   material to us.                                             .  Reviewing, on a long-term basis, the size and composition of the Board as vacancies occur; and
   The Investment/Acquisition Committee.  The members          .  Making recommendations to the Board for age and service
of the Investment/ Acquisition ("I/A") Committee during           limitations.
1999 were Mr. Huennekens (Chair), Mr. Christie, Mr. Kelton
and Ms. Kindel.  During 1999, this committee held three           The Nominating Committee will consider recommendations for
meetings.  Among its responsibilities, the I/A Committee:      director nominees proposed by stockholders. Any
 .  Provides direction in the areas of long-term planning,      recommendations for nominees should be submitted in writing
   consideration of diversification alternatives, new          to Mr. Newman at the Company's principal executive offices:
   business developments, and acquisitions and mergers;        Southwest Water Company, 225 North Barranca Avenue, Suite
                                                               200, West Covina, California 91791-1605.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   The Compensation Committee.  The Compensation Committee        Director Stock Option Plan.  The Director Option Plan
consists of independent, non-employee Directors.  The          provides that Non-Employee Directors are automatically
members of the Compensation Committee during 1999 were         granted an initial award of 1,000 shares of the Company's
Mr. Harris (Chair), Mr. Christie and Mr. Newman.               common stock when they become Directors, and they are
During 1999, the Compensation Committee held six               automatically granted an annual award of 1,000 shares of the
meetings.  This committee is responsible for:                  Company's common stock on the day of each subsequent Annual
 .  Establishing annual and long-term performance goals for     Meeting, provided the Director continues to serve as a
   appointed executive officers;                               Director following the Annual Meeting.  These options have
 .  Approving and reporting to the Board the annual             been adjusted for stock dividends and stock splits.
   compensation for all executive officers, including salary,
   stock options, incentive compensation and other benefits;      Initially, 50,000 shares of the Company's common stock were
 .  Granting stock options for employees; and                   reserved for issuance under the Director Option Plan.  Stock
 .  Reviewing the Company`s benefit plans.                      dividends and stock splits, in the form of stock dividends, increased the number of shares reserved for issuance by an
   Compensation Committee Interlocks and Insider               additional 68,125 shares to a total of 118,125 as of the
Participation.  There were no Compensation Committee           Record Date.
interlocks or insider participation during 1999.
                                                                  You are asked to approve a proposal to amend and restate the
                                                               Director Option Plan, which, in part, will authorize an
   Compensation of Directors - Fees and Benefit Plans for      additional 120,000 shares of stock for issuance under the
    Non-Employee Directors.                                    Director Option Plan and increase the initial and annual
                                                               automatic grant level to 5,000 shares per non-employee
   Annual Cash Retainer Fees.  Non-Employee Directors          Director.  See Item 2.
receive an annual cash retainer fee of $12,000.  In
addition, the Chair of each Board committee receives an           Service Policy for Directors.  In August 1998, the Board
additional $1,200 per year.                                    established a Service Policy for Directors.  This policy
                                                               stipulates that a Director will not serve on the Southwest
   Meeting Fees.  Non-Employee Directors also receive a fee    Water Company Board past his or her 72nd birthday.  The
of $1,000 for attending each Board meeting, committee          Board authorized the Nominating Committee to develop a
meeting and long-range planning meeting.  When a               transition plan for any Directors who were at the time older
committee meeting is held on the same day as a Board           than 72 years of age.  The only remaining transition is for
meeting, the committee attendance fee is $500.                 Mr. Harris, who, if re-elected, will serve a final 3-year
                                                               term.
   Directors who are officers of the Company are not paid
any fees or additional remuneration for services as
members of the Board or any Board committee.
---------------------------------------------------------------------------------------------------------------------------------

              NON-EMPLOYEE DIRECTOR STOCK OPTIONS GRANTED IN 1999

                                           ------------------------------------------------------------
                                                                 Individual Grants
-------------------------------------------------------------------------------------------------------
                                                                      Exercise
                                                   Options           Base Price          Expiration
            Eligible Directors                    (#)(1)(2)          ($/sh.) (2)            Date
-------------------------------------------------------------------------------------------------------
H. Frederick Christie                             2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------
Monroe Harris                                     2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------
Donovan D. Huennekens                             2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------
Richard Kelton                                    2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------
Maureen A. Kindel                                 2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------
Richard G. Newman                                 2,362                 $10.00              2009
-------------------------------------------------------------------------------------------------------

(1)  Options vest 50% per year until fully vested.
(2) All options have been adjusted to reflect a 3-for-2 stock split (paid in the form of a stock dividend) on October 1, 1999.


                             NON-EMPLOYEE DIRECTOR
              OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

                                Shares                         Number of
                               Acquired                   Unexercised Options        Value of Unexercised In-the-Money
                                  On         Value       At December 31, 1999         Options at December 31, 1999 (1)
        Non-Employee           Exercise    Realized    Exercisable/Unexercisable         Exercisable/Unexercisable
       Director Name              (#)         ($)                 (#)                               ($)
-------------------------------------------------------------------------------------------------------------------------
H. Frederick Christie               0           0          5,101    /      4,583           43,868     /       29,963
-------------------------------------------------------------------------------------------------------------------------
Monroe Harris                     6,003      37,778        3,543    /      5,178           27,997     /       36,849
-------------------------------------------------------------------------------------------------------------------------
Donovan D. Huennekens               0           0         11,227    /      3,543           98,656     /       19,368
-------------------------------------------------------------------------------------------------------------------------
Richard Kelton                      0           0         11,227    /      3,543           98,656     /       19,368
-------------------------------------------------------------------------------------------------------------------------
Maureen A. Kindel                 1,500      14,190        2,043    /      3,543           14,633     /       19,368
-------------------------------------------------------------------------------------------------------------------------
Richard G. Newman                   0           0         10,874    /      4,881          101,169     /       33,412
-------------------------------------------------------------------------------------------------------------------------

(1) Difference between fair market value at fiscal year-end of $15.00 and option exercise price.

  At December 31, 1999, the Non-Employee Director Group had a total of 69,286 stock options outstanding with a weighted average exercise price of $7.16 per share. The stock options shown in the above table include stock options granted both under the current Director Option Plan and the Company's previous Stock Option Plan.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES
                ------------------------------------------------

By Directors and Executive Officers

     The following table sets forth, as of March 31, 2000, the number of shares of each class of equity securities of the Company beneficially owned by each Director and Executive Officer of the Company and its subsidiaries, and by all directors and executive officers as a group. All securities are common stock, and except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                        Number of      Exercisable      Total Number of
Name of                                                  Shares          Options          Shares and
Beneficial Owner and                                  Beneficially    Beneficially    Exercisable Options   Percentage
Capacity with Company                                     Owned         Owned (a)     Beneficially Owned     Of Class
----------------------------------------------------------------------------------------------------------------------
H. Frederick Christie, Director                         9,922                7,983                 17,905       *
---------------------------------------------------------------------------------------------------------------------
Monroe Harris, Director                                29,499   (b)          7,020                 36,519       *
---------------------------------------------------------------------------------------------------------------------
Donovan D. Huennekens, Director                        30,555   (c)         13,589                 44,144       *
---------------------------------------------------------------------------------------------------------------------
Richard Kelton, Director                               67,425   (d)         13,589                 81,014       1%
---------------------------------------------------------------------------------------------------------------------
Maureen A. Kindel, Director                             3,375                4,405                  7,780       *
---------------------------------------------------------------------------------------------------------------------
Richard G. Newman, Director                            19,759   (e)         14,054                 33,813       *
---------------------------------------------------------------------------------------------------------------------
Anton C. Garnier, Director, Chairman, President
 and Chief Executive Officer                          220,866   (f)        168,777                389,643       6%
---------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek, Chief Financial
 Officer and Secretary of Company;
 President, ECO Resources, Inc.                        14,441   (g)         64,412                 78,853       1%
---------------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve, Vice President
 Finance of Company                                        55                1,500                  1,555       *
---------------------------------------------------------------------------------------------------------------------
Maurice W. Gallarda, Vice President of New
 Business Development of Company                            0                1,050                  1,050       *
---------------------------------------------------------------------------------------------------------------------
Michael O. Quinn, President,
 Suburban Water Systems                                13,153   (h)         20,978                 34,131       *
---------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout, President,
 New Mexico Utilities, Inc.                             7,618               15,005                 22,623       *
---------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
 As a Group (12 persons)                              416,668              332,683                749,030      11%
---------------------------------------------------------------------------------------------------------------------

*    Indicates less than one percent of class of stock.
(a) Includes options that become exercisable within 60 days after March 31, 2000.
(b) Includes 25,573 shares of common stock held by Mr. Harris and his wife as co-trustees of a family trust. Mr. Harris has shared voting and investment power with respect to such shares. Not included in the table are 600 shares owned by Mrs. Harris in an IRA account for her benefit. Mr. Harris disclaims beneficial ownership of these shares.
(c) Mr. & Mrs. Huennekens hold all of the 30,555 shares of common stock as trustees of a revocable trust for their benefit. Mr. Huennekens is a trustee of such trust, and has shared voting and investment power with respect to such shares.
(d) Included in the table are 17,325 shares of common stock held by The Kelton Foundation (the "Foundation"), a charitable corporation. Mr. Kelton is President of the Foundation and has sole voting and investment power with respect to such shares. Mr. Kelton disclaims pecuniary interest in the shares held by the Foundation.
(e) Mr. and Mrs. Newman hold all of the 19,759 shares of common stock as trustees of a revocable trust for their benefit. Mr. Newman is a trustee of such trust, and has shared voting and investment power with respect to such shares.
(f) Included in the table are 88,648 common shares owned by Mr. and Mrs. Garnier as trustees of a revocable trust for their benefit. Mr. Garnier is trustee of such trust and has shared voting and investment power with respect to the shares. Also included in the table are 88,807 common shares representing Mr. Garnier's proportionate interests in two corporations of which Mr. Garnier is president, a director and a stockholder. Mr. Garnier has shared voting and investment power with respect to these two corporations, which own a total of 383,037 shares (6%) of Southwest Water Company common stock. Other than his proportionate interests above, Mr. Garnier disclaims beneficial ownership of these shares.
(g) Mr. and Mrs. Moerbeek hold all of the 14,441 shares of common stock as trustees of a revocable trust for their benefit. Mr. Moerbeek is a trustee of such trust, and has shared voting and investment power with respect to such shares.
(h) Excludes 2,852 shares of common stock held by Mr. Quinn's wife, over which Mr. Quinn has no voting or investment control, and Mr. Quinn disclaims beneficial ownership of these shares.

By Others

     The following table identifies others who own more than five percent of any class or series of the Company's outstanding voting securities as of the Record
Date:


                                                                  Number of
                                                                    Shares                               Percentage of
Class of Stock                Name and Address                    Beneficially          Percentage        Voting Power
                            Of Beneficial Owner                      Owned               Of Class
-----------------------------------------------------------------------------------------------------------------------
Series "A"       Lincoln National Life Insurance Co.                3,607                  35%               0.3
Preferred        C/O Banker's Trust
                 P.O. Box 704, Church Street Station
                 New York, NY 10008
-----------------------------------------------------------------------------------------------------------------------


                   COMPARISON OF THE CUMULATIVE TOTAL RETURN
          ON THE COMPANY'S COMMON STOCK TO CERTAIN INDUSTRY STANDARDS

     The following graph compares the cumulative total return to holders of the common stock of the Company during the most recent five fiscal years versus the average return to investors during the same period achieved by 12 publicly held water utilities listed in the Edward Jones Water Utility Index and that achieved by The Standard and Poor's Index of 500 Companies. The comparison assumes that $100 was invested on December 31, 1994, and the cumulative total return assumes the reinvestment of dividends. The historical stock performance shown on the graph is not necessarily indicative of future stock performance.


                  [FIVE-YEAR PERFORMANCE GRAPH APPEARS HERE]

                                        WATER
                     SWC                AVGE.            S&P 500
12/31/94            100.00             100.00            100.00
12/31/95            124.36             127.77            137.55
12/31/96            221.85             154.34            169.11
12/31/97            301.38             211.90            225.52
12/31/98            343.95             265.19            289.96
12/31/99            504.39             262.71            350.96

---------------------------------------------------------------------------------------------------------------------------------
Related Transactions                                              In 1999, Suburban made a lease payment of $55,365 for the
                                                               use of water rights owned by a family trust of Mr. Garnier.
   Mr. Garnier, our President, CEO and Chairman, is a          Based upon payments made to other non-related parties, the
director and a beneficial owner of approximately 10            payments made to the family trust were at the same rate as
percent of the outstanding stock of California Michigan        payments to non-related parties.
Land and Water Company (California Michigan).  East
Pasadena Water Company (East Pasadena), a water                   The foregoing transactions were reviewed and approved by the
purveyor, is a wholly owned subsidiary of California           outside members of the Board of Directors of the Company.
Michigan.  In 1999, East Pasadena participated in              Mr. Garnier did not participate in the Board's consideration
employee insurance coverage with the Company and its           of these transactions.
wholly-owned subsidiary, Suburban Water Systems
("Suburban"), and reimbursed Suburban an aggregate of
$24,051, representing its proportionate share of the
cost of employee insurance coverage and other services.

   East Pasadena is also a party to the Company's
Noncontributory Defined Benefit Pension Plan, and makes contributions and pays administrative fees on the same actuarial basis as payments by the Company.

   The Pension Plan owns 17 percent of the outstanding
stock of California Michigan.  As of December 30, 1999,
the Pension Plan was terminated, all benefit accruals
frozen, and all benefit accruals ceased.  The Company
anticipates that the Plan assets will be distributed,
as permitted by ERISA, in late 2000.
---------------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

                                                                                                    Long-Term
                                    Annual Compensation                                           Compensation
------------------------------------------------------------------------------------------------------------------
                                                                                                         Stock
Name and                                                          Salary            Bonus               Options
Principal Position                                  Year          ($) (1)            ($)                (#) (2)
------------------------------------------------------------------------------------------------------------------
Anton C. Garnier                                    1999         240,000           160,000                  45,000
   Chairman, Chief Executive                        1998         230,000           120,000                  46,875
   Officer and President                            1997         220,000           154,000                  23,625
------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek                                   1999         190,000           123,709                  67,500
   Chief Financial Officer and                      1998         180,000            78,000                  37,500
   Secretary of the Company;                        1997         161,000            89,900                  15,750
   President,
   ECO Resources, Inc.
------------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve                                   1999         140,000            48,000                   7,500
  Vice President Finance                            1998               -                 -                       -
                                                    1997               -                 -                       -
------------------------------------------------------------------------------------------------------------------
Michael O. Quinn                                    1999         157,040            32,562                   5,250
   President,                                       1998         151,000            42,575                   4,687
   Suburban Water Systems                           1999         146,500            44,450                   4,921
------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout                                 1999         112,320            36,023                   4,200
  President,                                        1998         108,000            38,000                   3,750
  New Mexico Utilities, Inc.                        1997         104,800            16,000                   3,937
------------------------------------------------------------------------------------------------------------------

(1) The salary shown in 1999 for Mr. Tekulve, who joined the Company in February 1999, is annualized based upon a full year of employment. Mr. Tekulve's actual salary for 1999 was $128,333.
(2) Stock Options have been adjusted to reflect stock splits of 3-for-2 and 5-for-4, paid in the form of stock dividends, on October 1, 1999 and October 1, 1998, respectively, and stock dividends of five percent on January 2, 1998, 20 percent on January 2, 1997, and five percent on January 2, 1996, and were granted at fair market value on the date of grant. Restricted stock can no longer be granted. Previously awarded restricted stock vested 10 years after grant. The last of the restricted stock was released in March 1999.

---------------------------------------------------------------------------------------------------------------------------------
Executive Officers' Severance Compensation Agreements          severance payments are payable within five days after
                                                               termination of employment.
   In 1998, Messrs. Garnier and Moerbeek entered into
severance compensation agreements with the Company.               Cash severance amounts as of December 31, 1999, assuming
The Company has agreed to provide severance benefits           termination meets the requirements for a severance payment,
and payments to Messrs. Garnier and Moerbeek, based on         are as follows: Mr. Garnier - $1,021,566; Mr. Moerbeek -
2.99 times their respective average 5-year compensation        $740,375; Mr. Tekulve - $276,000;
if certain conditions are met.                                 Mr. Quinn - $271,598 and Mr. Swartwout - $199,231.  In
                                                               addition to the cash payment, each executive is entitled to
   In 1995, Messrs. Quinn and Swartwout entered into           certain health insurance benefits with a value of
severance compensation agreements with the Company.  In        approximately $25,000, and outplacement services with a
1999, Mr. Tekulve entered into a severance compensation        maximum benefit of $15,000 each for Messrs. Garnier and
agreement with the Company. The Company has agreed to          Moerbeek and $4,000 each for Messrs. Tekulve, Quinn and
provide severance benefits and payments to Messrs.             Swartwout.  For purposes of the severance compensation
Tekulve, Quinn and Swartwout based on 1.5 times their          agreements, a "change in control" is generally defined as a
respective average 5-year compensation if certain              change in the person or persons owning, directly or
conditions are met.                                            indirectly, sufficient voting stock to elect the Board of
                                                               Directors for the entity that employs an executive.  These
   The severance compensation agreements for Messrs.           severance compensation agreements are in addition to the
Garnier, Moerbeek, Tekulve, Quinn and Swartwout will be        plans described under the heading "Retirement Benefits."
triggered if one of the following conditions is met:
(1) termination of the executive's employment by his              In 1992, Mr. Swartwout and New Mexico Utilities, Inc. (NMUI)
employer prior to the second anniversary of a change in        entered into an agreement whereby upon a disposition of
control, other than termination by retirement or for           substantially all assets of NMUI, Mr. Swartwout is entitled
death, disability or cause; or (2) termination of              to a severance payment of one percent of the gross
executive's employment by the executive within two             disposition price if in excess of $6,000,000, or three
years after a change in control for "good reason"              percent of the gross disposition price if in excess of
(including assignment of executive to duties                   $11,000,000.  For Mr. Swartwout to receive this severance
inconsistent with executive's position, duties,                payment, he would need to continue his employment with NMUI
responsibilities and status prior to the change in             through the completion of the transaction, at which time he
control, or alternatively, a reduction in salary, a            would receive a cash payment equal to the greater of (1) the
significant reduction in benefits, an elimination of           cash severance payment determined by his severance
stock plans or a relocation of employment greater than         compensation agreement or (2) the amount determined under
50 miles).  Under these agreements, cash severance             the NMUI agreement based upon the gross disposition price of
payments are based upon base salary, auto benefits,            the NMUI assets.
bonuses and certain life insurance premium amounts paid
by the employer.  Cash
---------------------------------------------------------------------------------------------------------------------------------

Option Grants To Named Executive Officers in 1999

   The following table sets forth a summary of information relating to the potential realizable value of stock options granted in 1999. Exercise prices and numbers of options have been adjusted to reflect a 3-for-2 stock split paid in the form of a stock dividend on October 1, 1999.

                                                                                      ------------------------------------
                                                                                           Potential Realizable Value
                                                                                             At Assumed Annual Rates
                                 Individual Grants                                         Of Stock Price Appreciation
                                                                                             For 10-Year Option Term
--------------------------------------------------------------------------------------------------------------------------
                                     % of Total
                                  Options Granted      Exercise
                                         to               Or                           At 0%       At 5%         At 10%
                       Options       Employees           Base                         Annual       Annual        Annual
                       Granted           In             Price       Expiration        Growth       Growth        Growth
Executive               (#) (1)     Fiscal Year        ($/sh.) (2)     Date            Rate ($)   Rate ($)      Rate ($)
--------------------------------------------------------------------------------------------------------------------------
Anton C. Garnier        45,000          21%            10.08           2009               0         285,267        722,922
--------------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek       67,500          31%            10.28           2009               0         436,579      1,106,376
--------------------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve        7,500           3%            10.08           2009               0          47,544        120,487
--------------------------------------------------------------------------------------------------------------------------
Michael O. Quinn         5,250           2%            10.08           2009               0          33,281         84,341
--------------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout      4,200           2%            10.08           2009               0          26,625         67,473
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
All Stockholders (3)       N/A          N/A              N/A            N/A             N/A      60,964,501    154,496,015
--------------------------------------------------------------------------------------------------------------------------
All Optionees          218,022         100%            10.13           2009               0       1,389,144      3,520,363
--------------------------------------------------------------------------------------------------------------------------
All Optionees' Gain
As % of Total
Stockholders' Gain         N/A          N/A              N/A            N/A             N/A             2.3%           2.3%
--------------------------------------------------------------------------------------------------------------------------

(1) Options vest 20 percent per year until fully vested. Under the terms of the Company's Amended and Restated Stock Option and Restricted Stock Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to re-price the options. However, in February 2000, the Compensation Committee determined that, it would delete all re-pricing opportunities under the Employee Stock Option Plan. The options were granted for a term of 10 years, subject to earlier cancellation upon certain events related to termination of employment. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, or by offset of the underlying shares, subject to certain conditions.
(2) All exercise prices represent fair market value on the date of grant, after adjusting to reflect a 3-for-2 stock split paid in the form of a stock dividend on October 1, 1999.
(3)  Based on total number of shares outstanding at December 31, 1999.

Option Exercises in 1999 and Year-End Option Values

  The following table shows information on exercised and unexercised stock options, value realized and the value of unexercised options during the Company's most recent fiscal year by the chief executive officer of the Company and the other named executive officers.

                            Shares                                                  Value of Unexercised In-The-Money
                           Acquired                Number of Unexercised Options               Options at
                              On        Value          At December 31, 1999                 December 31, 1999
                           Exercise    Realized      Exercisable/Unexercisable          Exercisable/Unexercisable
Executive                    (#)         ($)                    (#)                                                 ($)(1)
----------------------------------------------------------------------------------------------------------------------
Anton C. Garnier                  0           0      137,152    /     109,925           1,242,144     /        720,442
----------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek                 0           0       45,975    /     118,480             458,973     /        715,385
----------------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve                 0           0            0    /       7,500                   0     /         36,878
----------------------------------------------------------------------------------------------------------------------
Michael O. Quinn             14,551      79,527       15,816    /      15,278             163,514     /        109,602
----------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout               0           0       10,811    /      11,912             100,727     /         84,397
----------------------------------------------------------------------------------------------------------------------

(1) Difference between fair market value at December 31, 1999 of $15.00 and option exercise price.

Retirement Benefits

     Until December 30, 1999, the Company sponsored a Noncontributory Defined Benefit Pension Plan (the "Pension Plan"), which provided retirement benefits and certain death benefits to all eligible employees of the Company, Suburban Water Systems (Suburban) and New Mexico Utilities, Inc. (New Mexico Utilities). In August 1999, the Board of Directors approved a resolution to terminate the Pension Plan and ceased all benefit accruals as of December 30, 1999. In connection with the termination of the Pension Plan, the Company enhanced its current defined contribution plan, covering employees of the Company, Suburban and New Mexico Utilities. Upon receipt of a favorable determination from the Internal Revenue Service, the net assets of the Pension Plan will be distributed as permitted by ERISA and its related regulations.

     Four executive officers of the Company and its participating subsidiaries were participants in the Pension Plan. Non-Employee Directors were not eligible to participate in the Pension Plan. The Company and its participating subsidiaries paid the cost of administering the Pension Plan. All of the trustees and administrators of the Pension Plan are currently officers or employees of the participating companies. Payments to the Pension Plan by the Company were computed on an actuarial basis to provide fixed benefits to employees upon retirement at specified ages.

     The following table indicates the approximate annual benefits that would be received by participants in the Pension Plan if the Plan had not been terminated, based upon the assumptions indicated.



           5-Year Average                   Estimated Annual Benefit
         Annual Compensation             for Years of Service Indicated
                                       ----------------------------------
                                       15 Years    20 Years     30 Years
-------------------------------------------------------------------------
          $ 80,000                      $23,300     $31,000      $ 46,500

           120,000                       35,300      47,000        70,500

           160,000                       47,300      63,000        94,500

           200,000                       59,300      79,000       118,500

           240,000                       71,300      95,000       142,500
-------------------------------------------------------------------------

     The actual maximum amount of compensation that may be recognized for Pension Plan purposes according to the Internal Revenue Code (the "Code") was $160,000 in 1999. The maximum annual defined benefit in 1999 allowable under the Code was $130,000. These limits are subject to annual cost of living adjustments.

     The compensation on which benefits under the Pension Plan were based is limited to salary paid by the Company and certain subsidiaries and excludes bonuses and other forms of compensation. The amounts used in making the calculations under the Pension Plan for 1999 were based on July 1, 1999 base compensation as follows: Anton C. Garnier - $240,000, Peter J. Moerbeek - $190,000, Michael O. Quinn - $157,040 and Robert L. Swartwout - $112,320. On December 31, 1998, years of credited service for each individual was 29, 4, 20 and 6, respectively. Thomas C. Tekulve was not eligible for benefits at July 1, 1999, when benefits were determined. Benefits under the Pension Plan are not subject to offset for amounts received from Social Security or other sources.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Executive Officer Compensation Philosophy

     The compensation philosophy for executive officers is to ensure that compensation is directly linked to continuous improvements in the Company`s financial performance and increases in stockholder value. To implement the philosophy, the Committee is guided by the following objectives: (1) enable the Company to attract and retain highly qualified executives, (2) focus executives' efforts on the fulfillment of Company annual and long-term business objectives and strategies, and (3) ensure that a portion of executive compensation is tied to specific performance measures. The Committee has used various outside consultants in designing the current executive compensation plan.

Executive Compensation

     In determining the base salary of executives, the Committee considers individual performance, the performance of the operations directed by the executives, and the competitive salary levels of executives in companies of similar size and complexity. Competitive salary information, obtained primarily through published compensation surveys, is used to determine the reasonableness of total compensation, which includes base salary and incentive compensation. For executives other than the Chief Executive Officer, the Committee also considers the recommendations of the Chief Executive Officer.

Annual Incentive Compensation

     The Committee believes that the Company's short-term objectives are enhanced with annual performance-based incentive compensation for its executives. Annual incentive awards are based on meeting certain financial objectives for the Company and on an executive's achievement of goals in his or her area of responsibility. Executive performance objectives include both quantitative and qualitative criteria. As an executive's level of responsibility increases, a greater portion of potential total cash compensation is at risk in the form of annual performance-based incentives.

     Financial goals and performance-based measures are established by the Committee at the beginning of each year. Awards are made at the end of the year based on actual performance. Each year, the Committee establishes a performance threshold. No awards are made if the performance threshold is not met. In 1999, the results for the year exceeded the threshold set by the Committee, and incentive compensation awards were approved for the Company's executives.

Long-term Incentive Compensation

     The purpose of long-term incentives is to encourage and facilitate personal stock ownership by the executive officers and thus strengthen both their personal commitments to the Company and a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation links the officer's interests with those of the Company`s stockholders. Currently, the primary form of long-term incentive compensation is non-qualified stock options. The Committee approves stock options for all executives and managers.

     In determining the number of stock options awarded, the Committee considers a number of factors including the executive's pay level, responsibilities in the organization, and ability to significantly improve future financial results. In addition, the Committee compares the Company's option grant levels with similar industry practices.

Chief Executive Officer Compensation

     Anton C. Garnier has been President and Chief Executive Officer of the Company since November 1968 and has been Chairman of the Board since August 1996. The Committee reviewed Mr. Garnier's 1999 performance based on the performance of the Company as a whole and his performance with respect to quantitative and qualitative objectives approved at the start of the year by the Committee. The Committee carefully considered the Company's continuing improvements in financial results, including earnings improvement, new business development, return on equity and the creation of stockholder value. The Committee also evaluated Mr. Garnier's progress in attaining qualitative objectives in such areas as investor relations, planning for the Company's long-term future, setting strategic objectives, and communications. The Committee did not use specific weighting factors with respect to quantitative and qualitative performance measures. The Committee Chairman prepared a CEO performance evaluation, which was discussed with Mr. Garnier.

     In determining Mr. Garnier's performance for 1999, the Committee gave particular emphasis to the continuing improved operating results of the Company's contract operations subsidiary. After the Committee's deliberations, the Committee increased Mr. Garnier's annual salary to $255,000, effective January 1, 2000, and awarded him an incentive compensation amount of $160,000 for 1999. In addition, on January 13, 2000, the Committee awarded Mr. Garnier a stock option grant of 45,000 shares of the Company`s Common stock.


Compensation Committee

Monroe Harris (Chair)
H. Frederick Christie
Richard G. Newman

February 15, 2000


                                             ITEM 1 - ELECTION OF DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
The Board of Directors                                         maintenance services on an international basis.   He also
   The Board of Directors is divided into three classes,       serves on the boards of 13 mutual funds managed by the
currently consisting of two classes of three Directors         Capital Research and Management Company.  Mr. Newman was
and one class of two Directors whose terms expire at           first elected a director in 1991.
successive annual meetings.  For 2000, the Class II
Directors, consisting of three Directors, are nominated           The three nominees receiving the most votes will be elected
for election at our 2000 Annual Meeting for a                  as Directors.  Abstentions and broker "non-votes" are not
three-year term expiring at our Annual Meeting in the          counted for purposes of the election of Directors.
year 2003.
                                                                  The persons named in the enclosed proxy intend to vote the
   The Class II Director nominees are: Monroe Harris,          proxy for the election of the three nominees, unless you
Donovan D. Huennekens and Richard G. Newman.  All three        indicate on the proxy card that your vote should be withheld
Directors were elected to their current terms of office        from a named nominee or all of the nominees. If you are
at the 1998 Annual Meeting of Stockholders.  We expect         voting by telephone, you will be instructed how to withhold
all three Directors will be able to serve if elected.          your vote from a nominee or nominees. If elected, the
If any one of the nominee directors is not able to             nominees will continue in office until their successors have
serve, proxies may be voted for the election of a              been elected, or until their resignation or retirement.
substitute nominee recommended by the Board.
                                                                  There are no family relationships between any director and
        Information About the Nominees for                     any executive officer of the Company. None of the entities
        Directors Whose Terms Expire in 2000                   by which the Directors are employed is related to the
                  (Class II)                                   Company.  No Director is a director of any other corporation subject to Sections 12 or 15(d) of the Securities Exchange
   Monroe Harris, 78, is a consultant and retired executive    Act of 1934 or registered as an investment company under the
vice president and director of Johns-Manville                  Investment Company Act of 1940.  No Director or executive
Corporation. Mr. Harris was first elected a director in        officer of the Company has been, during the last five years,
1963.  He resigned from the Board in 1965 when he moved        involved in a legal proceeding of the type that would
to New York.  Mr. Harris was reelected a director in           require disclosure herein by the Securities Exchange Act of
1987.                                                          1934.  There are no arrangements or understandings between any Director and any other persons pursuant to which any
   Donovan D. Huennekens, 63, is a partner of HQT Homes, a     Director was selected as a Director or nominee of the
real estate development company and a director of Bixby        Company or of any other company.
Ranch Company. Mr. Huennekens was first elected a
director in 1969.                                                 Your Board of Directors recommends a vote FOR the election of these nominees as Directors.
  Richard G. Newman, 65, is chairman, chief executive
officer, and a director of AeCOM Technology Corporation,
the parent of several subsidiaries that provide
architectural, engineering, construction, operations and
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
           Directors Whose Terms Expire in 2001                               Officers Who Are Not Directors
                        (Class III)
                                                                     Peter J. Moerbeek, CPA, 52, is our chief financial officer
     H. Frederick Christie, 66, is an independent               and secretary, and is also president of ECO Resources, Inc.
consultant. He retired in 1990 as president and chief           (ECO), a subsidiary of the Company.  Mr. Moerbeek joined the
executive officer of the Mission Group, a subsidiary of         Company in 1995 as vice president finance, chief financial
SCEcorp, which oversaw SCEcorp's non-utility businesses.        officer and secretary.
From 1984 to 1987, he served as president of Southern
California Edison Company, a subsidiary of SCEcorp. Mr.              Maurice W. Gallarda, P.E., 46, was appointed vice president
Christie is a director of Ultramar Diamond Shamrock,            of new business development in August 1999, and in January
IHOP Corp. and Ducommun Incorporated and also serves on         2000 was named president of Inland Pacific Water Company, a
the boards of 19 mutual funds managed by the Capital            subsidiary of the company.  He brings more than 20 years of
Research and Management Company.   Mr. Christie was             experience in corporate development and marketing to the
first elected a Director in 1996.                               Company and leads the Company's efforts to expand into new markets and services.
     Anton C. Garnier, 59, has been president and chief
executive officer of the Company since 1968.   Mr.                   Thomas C. Tekulve, CPA, 48, joined us in February 1999 as
Garnier was first elected a Director in 1968 and was            vice president of finance.  He oversees finance, accounting
elected Chairman of the Board in 1996.                          and information systems and provides guidance in strategic planning for the Company and its subsidiaries.  Mr. Tekulve
     Richard Kelton, 70, is an attorney and president of        has 25 years' experience in finance.
Bollenbacher & Kelton, Inc., a commercial and residential
developer.  Mr. Kelton was first elected a Director in               Shelley A. Farnham, 44, joined the Company in July 1998 as
1969.                                                           vice president human resources.  She brings 20 years
                                                                experience in the human resources field.  Ms. Farnham
          Directors Whose Terms Expire in 2002                  oversees organizational planning and development, employee
                       (Class I)                                relations, training, compensation and benefits
                                                                administration for the Company and its subsidiaries.
     Maureen A. Kindel, 60, is president of Rose & Kindel,
a public affairs firm.  Ms. Kindel is past president of the          Michael O. Quinn, 53, is president of Suburban Water
City of Los Angeles Board of Public Works, is a founding        Systems, (Suburban) a subsidiary of the Company.  Mr. Quinn
and current member of the Pacific Council on International      has been with the Company over 28 years, serving as
Policy, and is a board member of the International              treasurer of Suburban prior to his move to ECO as CEO and
Women's Forum, the Los Angeles Urban League, the                president between 1985 and 1992.  He rejoined Suburban and
Board of Governors of Town Hall of Los Angeles and the          was promoted to president of Suburban in 1996.
Los Angeles Amateur Athletic Foundation.  Ms. Kindel is
a trustee for the International Foundation of Electoral              Robert L. Swartwout, 58, joined the Company 7 years ago as
Systems.  Ms. Kindel was first elected a Director               president of New Mexico Utilities, Inc., a subsidiary of the
in 1997.                                                        Company.  Mr. Swartwout is a registered professional
                                                                engineer in New Mexico and New York and has over 30 years of
                  Director Emeritus                             experience with public utilities and state/federal
       Michael J. Fasman, a member of our Board of              regulatory agencies.
Directors for 24 years, retired from our Board in 1999
and passed away  in February 2000.  We are deeply grateful
for his wise counsel and his dedication to the Company's
success.
---------------------------------------------------------------------------------------------------------------------------------

             ITEM 2 - APPROVAL OF CHANGES TO THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF SOUTHWEST WATER COMPANY


---------------------------------------------------------------------------------------------------------------------------------
     The Board of Directors has approved an amendment           by written request to Secretary, Southwest Water Company,
and restatement of the Stock Option Plan for Non-               225 North Barranca Avenue, Suite 200, West Covina,
Employee Directors, subject to stockholder approval.            California 91791. You are encouraged to read the Director
Proposed amendments include:                                    Option Plan in its entirety.
 .    Authorizing an additional 120,000 shares for
     issuance under the Plan.                                                    SUMMARY OF THE
 .    Increasing the initial automatic grant and annual                          DIRECTOR OPTION PLAN
     automatic grant of stock option awards to 5,000
     shares per Non-Employee Director.                               The Director Option Plan authorizes the grant to our
 .    Allowing the exercise of options within 12 months          non-employee directors of non-qualified stock options.
     of a Director ending his or her service on the Board.
     (The Plan now allows for various terms following a         Securities Available
     Director leaving the Company, ranging from 3 months             The aggregate number of shares of common stock currently
     to 12 months.)                                             authorized and reserved under the Director Option Plan is
 .    Decreasing the option term from 10 years and one           238,125 shares, inclusive of all stock dividends and stock
     day to 7 years and one day.                                splits. As of the Record Date, 72,066 shares were available
 .    Permitting the transfer of an option to immediate          for issuance.  Assuming stockholder approval of this
     family members and family trusts, at the discretion        proposal, 192,066 shares would be available for future
     of the Board of Directors.                                 issuance under the Director Option Plan.  Also available for
 .    Extending the Plan termination date from May 21,           future grant under the Director Option Plan are:
     2006 to May 23, 2010.                                      .    shares subject to expired or canceled options; and
 .    Confirming that the anti-dilution adjustments for          .    shares delivered to the Company or withheld by the
     stock splits and dividends provided by the Plan                 Company in payment of the exercise price or tax withholding
     applied to the 1,000 share annual automatic option              obligations.
     grants since inception of the Plan, but will not
     apply to the 5,000 automatic option grants to be in        Automatic Option Grants
     effect following adoption of the proposed amendments            Non-qualified stock options are granted automatically to
     and restatement of the Plan.                               non-employee directors, as follows:
                                                                .    each person who is a non-employee director as of this
     The following is only a summary of the material                 Annual Meeting of Stockholders will automatically be granted
terms of the Amended and Restated Stock Option                       on the date of this Annual Meeting an option to purchase
Plan for Non-Employee Directors ("Director Option                    5,000 shares of common stock;
Plan").  A full copy of the proposed Director                   .    each person who first becomes a non-employee director
Option Plan can be obtained by contacting the                        after this Annual Meeting of Stockholders by election or
Company's Secretary by telephone at (626) 915-1551                   appointment to the Board shall be granted automatically on
or                                                                   the date of such person's election or appointment to the
                                                                     Board, an initial option to purchase 5,000 shares of
                                                                     common stock; and
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 .    each non-employee director shall thereafter be             Exercise of Options
     automatically granted, on the date of each                      An option may be exercised for any vested portion of the
     subsequent Annual Meeting of Stockholders as of            shares subject to the option until the option expires or
     which such person continues as a non-employee              terminates.  Only whole shares may be purchased upon exercise.
     director, an additional option to purchase
     5,000 shares of common stock.                                   An option may be exercised by delivering to the Company a
     Thus, presuming they continue as non-employee              written notice of exercise, together with payment of the
directors following the Annual Meeting, each of                 aggregate exercise price in the form of cash or a check
Messrs. Christie, Harris, Huennekens, Kelton and                payable to the Company.  The Board may, however, in its
Newman and Ms. Kindel, will, if this proposal is                discretion allow payment through:
approved by the stockholders, be automatically                  .    the delivery of shares of our common stock already owned
granted an option covering 5,000 shares on the                       for more than six months;
date of this Annual Meeting.                                    .    the surrender of shares of our common stock which would
     Each option, and its exercise price, term, vesting              otherwise be issuable on exercise of the option;
and other material terms are evidenced by a                     .    use of an interest bearing full recourse note upon such
written stock option agreement.                                      terms as the Board prescribes; or
                                                                .    the delivery of a notice that the optionee has placed a
Exercise Price                                                       market sell order with a broker with respect to shares of
     The exercise price of the options is the fair                   common stock issuable upon exercise of the option, and that
market value for a share of our common stock on                      the broker has been directed to pay a sufficient portion of
the date of grant, which equals the last sales                       the net proceeds of the sale to the Company in satisfaction
price on the Nasdaq National Market.  On March 29,                   of the option exercise price.
2000, the last sales price for our common stock as                   The Company must also receive payment of any applicable
reported on the Nasdaq National Market was $11.00.              withholding tax, which in the discretion of the Board may be in the same form as used to pay the exercise price.
Vesting of Options
     An option may be exercised when and to the extent              An optionee will not have any rights as a stockholder until
it "vests."  The options vest 50% on the first                  the Company has issued and delivered the shares of common
anniversary of the grant date and 50% on the                    stock following option exercise.  The Company will not
second anniversary of the grant date.  In                       adjust for dividends or distributions if the record date for
addition, the options become fully vested upon                  the dividend or distribution is prior to the date of such
termination of the optionee's service as a                      stock issuance.
director of the Company after the first
anniversary of the option grant date.                           Options Not Transferable
                                                                     An optionee cannot assign or transfer any option, except:
Term and Termination of Options                                 .    by will or the laws of descent and distribution;
     The term of each option will be 7 years and one day        .    pursuant to a qualified domestic relations order;
from the date of grant.  In the event of the                    .    or with permission from the Board, to certain family
termination of the optionee's service as a                           members and family trusts.
director of the Company, the optionee (or the
optionee's representative) may exercise the option
at any time prior to the earliest of:
 .    one year following such termination, unless the
     optionee dies within such period;
 .    one year following the death of such optionee;
     or 7 years and one day following the option grant
     date.
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Plan Amendment and Termination                                  Federal Income Tax Consequences
     The Board may not, without prior stockholder                    The following is a general summary under current law of the
approval:                                                       material federal income tax consequences to participants in
 .    change the number of shares of stock that may be           the Director Option Plan.  The summary does not discuss all
     issued under the Director Option Plan;                     aspects of income taxation that may be relevant to a
 .    or amend the Director Option Plan in a manner              particular optionee.
     requiring stockholder approval under any
     applicable law.                                                 For federal income tax purposes, optionees granted
                                                                non-qualified stock options will not have taxable income on
     All other amendments may be made by the Board              the grant of the option, nor will the Company be entitled to
without stockholder approval.  The Director Option              any deduction.  Generally, on exercise of non-qualified
Plan will be in effect until May 23, 2010.                      stock options the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an
Adjustment in Securities                                        amount equal to the difference between the option exercise
     If there is a dividend, recapitalization,                  price and the fair market value of the common stock on the
reclassification, stock split, merger,                          date of exercise.  The optionee's basis for the stock for
consolidation, split-up, spin-off, combination,                 purposes of determining gain or loss on subsequent disposition
consolidation, dissolution or other similar                     of such shares generally will be the fair market value of the
corporate transaction that affects the common                   common stock on the date of option exercise.  Any subsequent
stock, the Committee may appropriately adjust:                  gain or loss will be generally taxable as capital gains or
 .    the aggregate number of shares of common stock             losses.
     subject to the Director Option Plan;
 .    the number of shares of common stock subject to                                          *****
     outstanding options; and
 .    the price per share of outstanding options.
                                                                     Your Board of Directors and management believe that it is in
     After this Annual Meeting, however, no adjustment          the best interest of the Company to approve the Director
may be made to the number of options granted                    Option Plan in order to attract and retain qualified
automatically under the Director Option Plan                    directors and remain competitive in a fast changing industry.
(5,000) as a result of any stock dividend, split
or combination.  The Director Option Plan also                       The favorable vote of a majority of the votes cast is
confirms that appropriate anti-dilution                         required to approve the Amended and Restated Stock Option
adjustments were to be made to the 1,000 automatic              Plan for Non-Employee Directors.  Thus, abstentions and
grant of options previously provided under the                  broker non-votes on this proposal will not be counted as
Plan.  These anti-dilution adjustments resulted in              votes for or against the proposal.
the Non-Employee Directors being automatically
granted 1,200, 1,260 and 1,575 options in 1997,                      Your Board of Directors unanimously recommends a vote FOR
1998 and 1999, respectively.                                    Item 2.

     In addition, if there is a merger of the Company, the sale of all or substantially all of the Company's assets or 80% or more of the Company's voting stock, or the dissolution or liquidation of the Company, the Board may provide in the option agreement or in a resolution that the options may be exercisable as to all shares covered by the option, and/or may provide for the assumption of the option by the successor corporation.

---------------------------------------------------------------------------------------------------------------------------------

          ITEM 3 - APPROVAL OF CHANGES TO THE SOUTHWEST WATER COMPANY STOCK OPTION AND RESTRICTED STOCK PLAN, AS AMENDED

---------------------------------------------------------------------------------------------------------------------------------
     The Board of Directors has approved an amendment           Securities Available
and restatement of the Amended and Restated                          The aggregate number of shares of common stock
Southwest Water Company Stock Option and                        currently authorized and reserved under the Employee
Restricted Stock Plan for employees of the                      Stock Option Plan is 1,763,905 shares, inclusive of
Company, now known as The Second Amended and                    all stock dividends and stock splits.  As of the
Restated Stock Option Plan (the "Employee Stock                 Record Date, only 13,942 shares were available for
Option Plan"), subject to stockholder approval.                 issuance.  Assuming stockholder approval of this
Proposed amendments include:                                    proposal, 763,942 shares would be available for future
 .    Authorize an additional 750,000 shares for                 issuance under the Employee Stock Option Plan.  Also
     issuance under the Employee Stock Option Plan.             available for future grant under the Employee Stock
 .    Set an annual award limit of 150,000 shares to any         Option Plan are:
     one individual and make such other changes as are          .    shares subject to expired or canceled options; and
     advisable under Section 162(m) of the Internal             .    shares delivered to the Company or withheld by the
     Revenue Code.                                                   Company in payment of the exercise price or tax
 .    Extend the Plan termination date from February 17,              withholding obligations.
     2007 to May 23, 2010.
 .    Modify the eligibility requirements to include                  The maximum number of shares which may be subject to
     certain consultants to the Company.                        options granted to any individual in any calendar year
                                                                may not exceed 150,000 shares.
     The following is a summary of the material terms
of the Employee Stock Option Plan, as proposed to               Grant and Terms of Options
be amended and restated.  A full copy of the                         The Compensation Committee of the Board of Directors,
proposed Employee Stock Option Plan can be                      appointed to administer the Employee Stock Option Plan
obtained by contacting the Company's Secretary by               (the "Committee"), is comprised of two or more
telephone at (626) 915-1551 or by written request               directors, each a "non-employee director" as defined
to Secretary, Southwest Water Company, 225 North                by Rule 16b-3 under the Securities Exchange Act of
Barranca Avenue, Suite 200, West Covina,                        1934, and an "outside director" under Section 162(m)
California 91791.  You are encouraged to read the               of the Code.  The Committee grants the options and
Employee Stock Option Plan in its entirety.                     determines the following:
                                                                .    which employees, directors or consultants are to be
             SUMMARY OF THE                                          granted options;
      SECOND AMENDED AND RESTATED                               .    the number of shares subject to option grants and
         STOCK OPTION PLAN                                           the exercise price; and
                                                                .    the time in which the options may vest or be
     The Employee Stock Option Plan authorizes the                   exercised, including any accelerations or extensions.
grant of non-qualified options to our employees,
directors and certain consultants.                                   Each option, and its exercise price, term, vesting and
                                                                other material terms are evidenced by a written stock
                                                                option agreement.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Inclusion of Consultants                                        Term and Termination of Options
     In addition to employees and directors, certain                 The term of an option is set by the Committee,
consultants are eligible for the grant of options               provided, that no option shall be no longer than 10
under the Employee Stock Option Plan.  To be                    years and one day from the date of grant.  The
eligible for an option grant, a consultant must                 Committee also establishes the time period following
be:                                                             termination of employment or retention, death or
 .    An individual who has contracted with the Company          disability during which the optionee may exercise
     or a subsidiary to provide consulting or advisory          vested options.
     services;
 .    Rendering bona fide consulting or advisory                 Exercise of Options
     services to the Company or a subsidiary; and                    An option may be exercised for any vested portion of
 .    Rendering services which are not in connection             the shares subject to the option until the option
     with the sale of securities or promotion or                expires or terminates.  Only whole shares may be
     maintenance of a market for the Company's securities.      purchased upon exercise.

     Options granted to consultants are subject to the               An option may be exercised by delivering to the
same provisions which govern options granted to                 Company a written notice of exercise, together with
employees.                                                      payment of the aggregate exercise price in the form of
                                                                cash or a check payable to the Company.  The Committee
Exercise Price                                                  may, however, in its discretion allow payment through:
     The Committee sets the per share exercise price at         .    the delivery of shares of our common stock already
not less than 100% of the fair market value of                       owned for more than six months;
our common stock on the grant date, which equals                .    the surrender of shares of our common stock which
the last sales price on the Nasdaq National                          would otherwise be issuable on exercise of the option;
Market.  On March 28, 2000, the last sales price                .    use of an interest bearing full recourse note upon
for our common stock as reported on the Nasdaq                       such terms as the Committee prescribes; or
National Market was $11.00.                                     .    the delivery of a notice that the optionee has
                                                                     placed a market sell order with a broker with respect
Re-pricing of Options                                                to shares of common stock issuable upon exercise of
     Under the current terms of the Employee Stock                   the option, and that the broker has been directed to
Option Plan, the Compensation Committee retains                      pay a sufficient portion of the net proceeds of the
discretion, subject to plan limits, to modify the                    sale to the Company in satisfaction of the option
terms of outstanding options and to re-price the                     exercise price.
options.  However, in February 2000, the                             The Company must also receive payment of any
Compensation Committee determined that, subject                 applicable withholding tax, which in the discretion of
to stockholder approval, it would delete all                    the Committee may be in the same form as used to pay
re-pricing opportunities for the Employee Stock                 the exercise price.
Option Plan.
                                                                     An optionee will not have any rights as a stockholder
Vesting of Options                                              until the Company has issued and delivered the shares
     An option may be exercised when and to the extent          of common stock following option exercise.  The
it "vests."  The Committee determines the period                Company will not adjust for stock dividends or
during which the optionee's right to exercise the               distributions if the record date for the dividend or
option in whole or part vests, which has been 20%               distribution is prior to the date of such stock issuance.
per year.  No portion of an option which is not
vested when the optionee's relationship with the                Options Not Transferable
Company is terminated shall thereafter become                        An optionee cannot assign or transfer any option,
vested.  At any time after the grant of an                      except:
option, the Committee may accelerate the period
during which an option vests.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 .    By will or the laws of descent and distribution;           Option Plan.  The summary does not discuss all aspects
 .    pursuant to a qualified domestic relations order;          of income taxation that may be relevant to a
 .    certain family members and family trusts.                  particular optionee.

Plan Amendment and Termination                                       For federal income tax purposes, optionees granted
     The Committee may not, without prior stockholder           non-qualified stock options will not have taxable
approval:                                                       income on the grant of the option, nor will the
                                                                Company be entitled to any deduction.
 .    increase the number of shares of stock that may be
     issued under the Employee Stock Option Plan; or                 Generally, on exercise of non-qualified stock options
 .    modify the 150,000 per person per year grant               the optionee will recognize ordinary income, and the
     limit; or                                                  Company will be entitled to a deduction, in an amount
 .    extend the expiration date of the Employee Stock           equal to the difference between the option exercise
     Option Plan; or                                            price and the fair market value of the common stock on
 .    amend the Employee Stock Option Plan in a manner           the date of exercise.  The optionee's basis for the
     requiring stockholder approval under any applicable        stock for purposes of determining gain or loss on
     law.                                                       subsequent disposition of such shares generally will
                                                                be the fair market value of the common stock on the
     All other amendments may be made by the Committee          date of option exercise.  Any subsequent gain or loss
without stockholder approval.  The Employee Stock               will be generally taxable as a capital gain or loss.
Option Plan will be in effect until May 23, 2010.
                                                                                       *****
Adjustment in Securities
     If there is a dividend, recapitalization,
reclassification, stock split, merger,                               Your Board of Directors and management believe that it
consolidation, split-up, spin-off, combination,                 is in the best interest of the Company to approve the
consolidation, dissolution or other similar                     Employee Stock Option Plan as summarized in order to
corporate transaction that affects the common                   attract and retain qualified employees, remain
stock, the Committee may appropriately adjust:                  competitive and to continue to meet industry standards.
 .    the aggregate number of shares of common stock
     subject to the Employee Stock Option Plan;                      The favorable vote of a majority of the votes cast is
 .    the limit of 150,000 shares a year per person;             required to approve the Second Amended and Restated
 .    the number of shares of common stock subject to            Stock Option Plan. Thus, abstentions and broker
     outstanding options; and                                   non-votes on this proposal will not be counted as
 .    the price per share of outstanding options.                votes for or against the proposal.

     In addition, if there is a merger of the Company,               Your Board of Directors unanimously recommends a vote
the sale of all or substantially all of the                     FOR Item 3.
Company's assets or 80% or more of the Company's
voting stock, or the dissolution or liquidation
of the Company, the Committee may provide in the
option agreement or in a resolution that the
options may be exercisable as to all shares
covered by the option.

Federal Income Tax Consequences
     The following is a general summary under current
law of the material federal income tax
consequences to participants in the Employee Stock
---------------------------------------------------------------------------------------------------------------------------------

          ITEM 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

---------------------------------------------------------------------------------------------------------------------------------
     The Board of Directors has selected KPMG LLP as                 If the stockholders fail to ratify the selection, the
the Company's independent auditors for the year                 Board will reconsider whether or not to retain that
ending December 31, 2000.  KPMG LLP has audited                 firm.  Even if the selection is ratified, the Board in
the Company's financial statements since 1978.                  its discretion may direct the appointment of a
                                                                different independent accounting firm at any time
     Representatives of KPMG LLP are expected to be             during the year if the Board determines that such a
present at the Annual Meeting and will have the                 change would be in the best interests of the Company
opportunity to make a statement if they so desire               and its stockholders.
and will be available to respond to appropriate
questions.                                                           The favorable vote of a majority of the votes cast is
                                                                required to ratify the appointment of KPMG LLP.  Thus,
     Stockholder ratification of the selection of KPMG          abstentions and broker non-votes on this proposal will
LLP as the Company's independent auditors is not                not be counted as votes for or against the proposal.
required by the Company's Bylaws or otherwise.
However, the Board is submitting the selection                       Your Board of Directors unanimously recommends a vote
of KPMG LLP to the stockholders for ratification                FOR Item 4.
as a matter of corporate practice.
---------------------------------------------------------------------------------------------------------------------------------

                      REQUIREMENTS, INCLUDING DEADLINES,
                      FOR SUBMISSION OF PROXY PROPOSALS,
                            NOMINATION OF DIRECTORS
                      AND OTHER BUSINESS OF STOCKHOLDERS


----------------------------------------------------------------------------------------------------------------------------
     The Company expects to hold the 2001 Annual Meeting of          Also, the Company's Bylaws provide that for a stockholder
Stockholders on May 24, 2001.                                   proposal (including nomination of a person for election to the Board of Directors) to be acted upon at an annual
     Stockholder proposals (including nomination of a person    meeting, the stockholder must provide written notice to the
for election to the Board of directors) to be included          Company no later than 90 days prior to the scheduled annual
in the proxy statement for the 2001 meeting must be             meeting.  Thus, such notice must be submitted no later than
received by the Company's Secretary not later than              February 23, 2001.  This notice must contain information
January 24, 2001.  In order for proposals to be                 required by the Bylaws.  A copy of the Bylaws may be
included, you must comply with the rules of the                 obtained from the Company's Secretary.
Securities and Exchange Commission governing the
submission of stockholder proposals.                                 All proposals should be submitted in writing to the
                                                                Company's Secretary at 225 North Barranca Avenue, Suite 200,
                                                                West Covina, California 91791-1605.
---------------------------------------------------------------------------------------------------------------------------------

     Whether or not you plan to attend the Annual Meeting, please vote by telephone as instructed or mark, sign, date and promptly return the enclosed proxy in the envelope provided.



                                            By order of the Board of Directors,


                                            Peter J. Moerbeek
April 7, 2000                               Secretary

                                 DIRECTIONS TO
                            SOUTHWEST WATER COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                   MAY 23, 2000 AT 10:00 A.M. (Pacific Time)


                              [MAP APPEARS HERE]



Suggested Route:
---------------
Exit the Harbor Frwy. (110) at 4th Street.
Take 4th Street east to Olive Street, turn left. Hotel is about 100 yards on the left side of the street. Circular drive in front.

Parking:
-------
To receive complimentary valet parking, please tell the attendant that you are attending Southwest Water Company's Annual Meeting.

                            Hotel Inter-Continental
                            -----------------------
                  Located on Bunker Hill At California Plaza
                            251 South Olive Street
                                Los Angeles, CA
                                (213) 617-3300

--------------------------------------------------------------------------------
  SOUTHWEST WATER COMPANY ANNUAL MEETING OF STOCKHOLDERS      Please mark
                                                              your votes as
                                                              indicated in   [X]
                                                              this example


The Board of Directors unanimously recommends a vote FOR the three Director nominees, and FOR Item 2 and Item 3 and FOR the limitation of the appointment of the independent auditors for the 2000 fiscal year.

1.  Election as director of the nominees listed in the accompanying         (INSTRUCTION:  To withhold authority to vote for any
    Proxy Statement.                             01 MONROE HARRIS            individual nominee, write that nominee's name on the
                                                 02 DONOVAN D. HUENNEKENS    space provided below.)
     FOR the nominees   WITHHOLD AUTHORITY to    03 RICHARD G. NEWMAN
     listed at right   for the nominees listed                               ______________________________________________________
                            at right
          [   ]               [   ]
                                                FOR     AGAINST  ABSTAIN
2. Approval of the Amended and Restated Stock   [  ]     [  ]     [  ]              4.  Ratification of the appointment of KPMG
   Option Plan for Non-Employee Directors:                                              LLP as the Company's independent auditors
                                                                                        for 2000:
3.  Approval of the Second Amended and Restated [  ]     [  ]     [  ]                            FOR     AGAINST   ABSTAIN
    Stock Option Plan:                                                                            [  ]      [  ]      [  ]

                                                                                               FOR SHAREHOLDERS WITH MULTIPLE
                                                                                              ACCOUNTS ONLY:  Mark this box to  [  ]
                                                                                              discontinue receipt of an Annual
                                                                                              Report for this account.

Signature____________________Signature____________________Date________________
Note: Please sign your name as it appears on the label. Joint owners should both sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such.
--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

                               VOTE BY TELEPHONE
[PICTURE OF TELEPHONE APPEARS HERE]          [PICTURE OF TELEPHONE APPEARS HERE]
                         QUICK *** EASY *** IMMEDIATE

===============================================================================
   VOTE BY PHONE: For U.S. Shareholders only, call toll free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week.

   There is NO CHARGE to you for this call. Have your proxy card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1:  To vote as the Board of Directors recommends on ALL proposals, Press
--------
1.
                   When asked, please confirm by Pressing 1

OPTION 2:  If you choose to vote on each proposal separately, Press 0.  You will
--------
hear these instructions:
Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to
                                         WITHHOLD FOR ALL nominees, Press 9. To
                                         WITHHOLD FOR AN INDIVIDUAL nominee,
                                         Press 0 and listen to the instructions.

Proposal 2, and All Other Proposals:     To vote FOR, Press 1; AGAINST, Press 9;
                                         ABSTAIN, Press 0

                   When asked, please confirm by Pressing 1
================================================================================
                                      OR
================================================================================
VOTE BY PROXY CARD: mark, sign and date your proxy card and return it promptly in the enclosed envelope.
                      NOTE:  If you vote by telephone,
                THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.
================================================================================
                             THANK YOU FOR VOTING

-------------------------------------------------------------------------------
PROXY


                            SOUTHWEST WATER COMPANY
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 23, 2000
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  Anton C. Garnier and Peter J. Moerbeek, each with the power of substitution, are hereby appointed by the stockholders(s) named on the reverse side of this Proxy to vote all eligible shares of common or preferred stock of Southwest Water Company at the Annual Meeting of Stockholders to be held on May 23, 2000, or any adjournments thereof, on the matters set forth on the reverse side in accordance with any directions given by the stockholder(s) and, in the discretion of the Proxy holders, on all other matters that may properly come before the Annual Meeting or any adjournments thereof.

IMPORTANT - PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

-------------------------------------------------------------------------------
                           --FOLD  AND DETACH HERE--

                            Southwest Water Company

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of two ways:

1. Mark, date, sign and return your Proxy by detaching the top portion of this sheet and returning it in the enclosed envelope.

                                      OR

2. Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side of this card. There is NO CHARGE to you for this call.

-------------------------------------------------------------------------------